Corporate Overview November 2024 Exhibit 99.2

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Transaction summary Overview Ikena Oncology, Inc. (Nasdaq: IKNA) to acquire 100% of outstanding equity interests of Inmagene Biopharmaceuticals, structured as a public / private merger Surviving entity name: ImageneBio Inc. Issuer of unregistered common stock in PIPE: Ikena Oncology, Inc. Leerink Partners LLC as placement agent Transaction Summary Planned $50 million PIPE from new and existing investors Estimated $320 million pro forma value of the combined company Inmagene: $150 million Ikena: $120 million PIPE: $50 million CVR to legacy Inmagene shareholders for proceeds from any partnering or disposition deal involving the non-OX40 assets CVR to legacy Ikena shareholders for proceeds from any partnering or disposition deal involving IK-595 assets or any other assets used or owned by Ikena pre-merger Estimated pro forma cash at close: ~$150 million1 Estimated pro forma ownership split: 46.9% Inmagene, 37.5% Ikena, 15.6% PIPE investors Use of Proceeds To fund the combined company into 2027 and support the development of its pipeline through several key inflection points, including phase 2b data in atopic dermatitis, as well as working capital and other general corporate purposes Timing Merger and financing expected to sign in Q4 2024 and close in H1 2025 Estimated pro forma cash at close does not include transaction expenses PIPE: private investment in public equity Exhibit 99.2

Exhibit 99.2

Inmagene overview

- Clinical stage biopharmaceutical company developing potentially differentiated therapies for the treatment of immunology and inflammatory disorders
- Lead program, IMG-007, is an ADCC-silenced, half-life extended, non-depleting anti-OX40 mAb
  - Inmagene owns exclusive license for global rights[1]
  - Initially being developed as a treatment for atopic dermatitis (AD); potential to address other I & I indications
  - Results from Phase 2a AD trial where IMG-007 was administered every other week for 4 weeks:
    - Rapid and marked improvement from baseline in EASI, O-SCORAD and BSA scores as early as week 1
    - Progressive improvement over 20 weeks after the last dose[2]
    - Well-tolerated without pyrexia or chills observed to date[3] – potentially due to ADCC silencing
  - Phase 1 PK study demonstrated a half life for SC formulation of IMG-007 that supports potential for Q24W[4] dosing for maintenance therapy
- Seeking strategic partner for IMG-004, an oral, non-covalent, reversible and brain permeable BTK inhibitor with extended half-life and durable pharmacodynamic effect potentially enabling once-daily dosing[5]
- Founded in 2019; headquartered in San Diego, CA, and raised $140 million to date

ADCC: antibody-dependent cellular cytotoxicity, AD: atopic dermatitis, BSA: body surface area, BTK: Bruton tyrosine kinase, CSU: chronic spontaneous urticaria, EASI: eczema area and severity index, I&I: Immunology and Inflammation, IV: intravenous, mAb: monoclonal antibody, SC: subcutaneous, SCORAD: SCORing atopic dermatitis; O-SCOARD: Objective SCOARD

1. Licensor: Hutchison MediPharma Limited (Hutchmed)
2. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024
3. Shen Y et al. American College of Allergy Asthma and Immunology (ACAAI) annual conference 2023, sources under footnote 2, and Inmagene data on file
4. Q24W (every 24 weeks) for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults and Phase 2a study in adult patients with moderate-to-severe AD (see sources under footnotes 2 & 3) and published data for rocatinlimab (Guttman-Yassky E, et al. Lancet. 2023;401[10372]:204-214) and amlitelimab (Weidinger S et al. EADV annual conference 2023, Weidinger S, et al. American Academy of Dermatology [AAD] annual conference 2024.)
5. Based on data from a phase 1 single and multiple ascending dose study in healthy adults, Shen Y et al. EADV annual conference 2023.

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Inmagene leadership team Chief Medical Officer Yufang Lu, MD, PhD 20+ years in drug development and medical affairs Founder and CEO Jonathan Wang, PhD, MBA 30+ years in biotech entrepreneurship, investment and research Chief Strategic Advisor Sheila Gujrathi, MD 25+ years in drug development, biotech entrepreneurship and general management VP, Finance & Administration Erin Butler 20+ years in finance/accounting; 10+ years in public biotech companies SVP, Business and Corporate Development Anna Vardanyan, MD, PhD 16+ years in business development and R&D Exhibit 99.2

Exhibit 99.2

Market potential for IMG-007 estimated at ~ $5bn[1]

INMAGENE

IMG-007

Indication(s)	Eligible Population	Current Status
Atopic dermatitis (AD)	~3.0M	Phase 2
Asthma	~1.9M	Expansion Opportunity
Hidradenitis suppurativa (HS)	~0.4M	Expansion Opportunity
Other Indications[2]	~1.0M	Expansion Opportunity
Total Opportunity	***~6.3M Patients***	***~ $5bn Peak Sales***

Source: Inmagene analyses, GlobalData, Sanofi R&D Day and Epidemiology Appendix (12/7/23)
1. U.S., EU5 (France, Germany, UK, Spain, Italy) and Japan
2. Including celiac disease, systemic sclerosis and alopecia areata

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Exhibit 99.2

Addressing unmet need in treatment of atopic dermatitis

AD patients present with **diverse clinical phenotypes** due to heterogenous molecular endotypes

Currently approved biologics target Th2 pathway (IL13, IL4), which may explain their **suboptimal efficacy and safety** profiles[1]

Agents modulating **broader T cell pathways** without increased safety risks are desirable

OX40/OX40L antagonists may potentially address this gap by uniquely targeting diverse T cell subtypes

AD is a chronic relapsing disease that **requires long-term management**

Currently approved biologics **require frequent injections (Q2W or Q4W)**[1]

Agents that **require less frequent dosing,** especially for maintenance therapy, are desirable

Molecular engineering (e.g., **half-life extension**) may address this gap

1. Dupixent Prescribing information, Regeneron Sanofi; ADBRY Prescribing information, LEO Pharma Inc.; EBGLYSS Prescribing information, Eli Lily and Company.

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Exhibit 99.2

IMG-007: OX40 mAb with silenced ADCC and long half-life

IMG-007 antibody design

- IgG1 mAb targeting OX40
- **ADCC silenced** to minimize safety risk[1]
- **Extended half-life[2]** supports the potential of **Q24W** for maintenance therapy[3]


Fab
Fab
Fc
N297A Mutation

1. Based on nonclinical and clinical evaluations, IMG-007 did not exhibit T cell depleting effect, Inmagene data on file
2. IMG-007 SC half-life is approximately 34.7 days for a single SC dose of IMG-007 600 mg based on interim data from a Phase 1 study in healthy adults. Final study results are pending.
3. Q24W for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults (Shen Y et al. EADV annual conference 2023 and Inmagene data on file) and Phase 2a study in adult patients with moderate-to-severe AD (Shen Y et al. RAD annual conference 2024 and Shen Y et al. EADV annual conference 2024) and published data for rocatinlimab (Guttman-Yassky E, et al. Lancet. 2023;401[10372]:204-214) and amlitelimab (Weidinger S, et al. EADV annual conference 2023 and Weidinger S, et al. AAD annual conference 2024.)

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CONFIDENTIAL INMAGENE

Exhibit 99.2

Advantages of binding OX40 receptor versus OX40 ligand in inhibiting OX40/OX40L signaling

Illustrative OX40/OX40L interaction[1]



Lymphoid tissue
Activated T Cell
OX40
OX40L
APC
Antigen presentation
Blood
Activated T Cell
OX40
Activated T cell trafficking
Inflammed tissue
Activated T Cell
OX40
Infiltrate and adapt to the milieu
OX40L
B cell
NK cell
Mast cell
Endothelial cell
Smooth muscle cell

Block OX40/L signaling in:	Anti-OX40	Anti-OX40L
Blood	✓	
Tissues	✓	✓

- An anti-OX40 mAb can engage its target **in both blood and tissues** vs. an anti-OX40L mAb predominantly in tissues
- Targeting OX40L is limited by less efficient antibody penetration into tissues

OX40L: OX40 ligand

1. Illustrative OX40/OX40L Interaction: OX40 is expressed primarily on activated T cells, including effector T cells, memory T cells and regulatory T (Tregs) cells, while sparing naïve CD4+ and CD8+ T cells, or most resting memory T cells. OX40L is expressed primarily on antigen presenting cells (APCs), including dendritic cells, macrophages, activated B cells. OX40L expression is also found on various tissue resident cells, including mast cells, endothelial cells, smooth muscle cells, and activated natural killer (NK) cells. During initial antigen recognition, professional APCs provide the OX40L signal to activated OX40-expressing T cells. The activated OX40-expressing T cells can migrate through circulation to peripheral tissues where they interact with various OX40L-expressing resident cells during the effector phase, such as B cells, NK cells, mast cells, endothelial cells, and smooth muscle cells, which results in a complex inflammatory milieu through OX40-OX40L signaling.

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Exhibit 99.2

IMG-007's potential advantages compared to anti-Th2 mAbs

IMG-007 has the potential:

- to address **more diverse clinical phenotypes** by targeting a broader range of T cell subtypes than Th2 targeting biologics
- to provide durable pharmacodynamic effect that supports favorable **Q24W[1] treatment regimen for maintenance therapy** (vs. Q2W or Q4W), and could be disease modifying

Target pathway	Anti-OX40 mAb IMG-007	Anti-Th2 (IL-4, IL-13, IL-31) mAbs
Th1	✓	
Th2	✓	✓
Th17	✓	
Th22	✓	
Memory T	✓	
Regulatory T	✓	

Th: T-helper, MOA: mechanism of action, Q2W: every two weeks, Q4W: every four weeks

1. Q24W for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults (Shen Y et al. EADV annual conference 2023 and Inmagene data on file) and Phase 2a study in adult patients with moderate-to-severe AD (Shen Y et al. RAD annual conference 2024 and Shen Y et al. EADV annual conference 2024) and published data for rocatinlimab (Guttman-Yassky E, et al. Lancet. 2023;401[10372]:204-214) and amlitelimab (Weidinger S, et al. EADV annual conference 2023 and Weidinger S, et al. AAD annual conference 2024)

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IMG-007 Ph2a trial in adult patients with moderate-to-severe atopic dermatitis Mean Age, years (SD): 49.8 (15.0) Sex: Female 30.8%, Male 69.2% Mean BMI (SD): 31.4 (8.7) Race: Caucasian: 46.2%, Non-Caucasian: 53.8% Mean duration of AD, years (SD): 29.6 (19.8) Mean EASI (SD): 29.5 (13.7) Mean BSA % (SD): 52.0 (25.5) IGA=3 / IGA=4: 61.5% / 38.5% Monotherapy study, topical or systemic AD medications were prohibited 13 patients enrolled; open label 3 IV doses of 300 mg at Week 0, 2 and 42 Follow up to 24 weeks Trial design1 Baseline characteristics1 1. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024. 2. The same open-label design and IV dose regimen were used in the rocatinlimab AD proof-of-concept study (H. Nakagawa et al. Journal of Dermatological Science 99 (2020) 82–89 BMI: body mass index Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024, EASI: eczema area and severity index, IGA: Investigator's Global Assessment SD: Standard deviation Exhibit 99.2

Exhibit 99.2

IMG-007 was generally well-tolerated in Ph2a atopic dermatitis trial

- There were no serious adverse events, no treatment-related AEs, no infusion-related reactions, no reports of pyrexia or chills
- All AEs were of mild or moderate intensity, except for one patient who experienced a severe AE of AD flare
- AEs by preferred terms that were reported by ≥ 2 participants included: dermatitis atopic (4 of 13), hypertension (2 of 13) and urticaria (2 of 13)
- The well-tolerated profile, potentially due to silenced ADCC function

Overall summary of treatment-emergent adverse events[1]

Participants with at least one TEAE	9 (69.2%)
Study treatment related TEAEs	**0**
Serious AE	0
TEAE by CTCAE grade	
Grade 1 (Mild)	3 (23.1%)
Grade 2 (Moderate)	5 (38.5%)
Grade 3 (Severe)	1 (7.7%)
TEAE that are infusion-related reactions	0
TEAE of pyrexia or chills	0
TEAE leading to 4-week dosing period discontinuation	0

1. AE: adverse event; CTCAE: Common Terminology Criteria for Adverse Events; TEAE: treatment-emergent adverse event
Inmagene data on file. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024

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CONFIDENTIAL INMAGENE

Exhibit 99.2

IMG-007: well-tolerated profile, potentially due to ADCC silencing

IMG-007 and rocatinlimab tolerability observations[1]

(in AD POC studies)



50%
36.4%
0%
0%
IMG-007 (N=13)
Rocatinlimab (N=22)
IMG-007 (N=13)
Rocatinlimab (N=22)
Pyrexia
Chills

Rocatinlimab tolerability observations[2]

(in AD Ph2b study)



Pyrexia
4%
13%
19%
16%
19%
Placebo (N=57)
150mg Q4W (N=54)
600mg Q4W (N=53)
300mg Q2W (N=55)
600mg Q2W (N=54)
Placebo
Rocatinlimab
Chills
0%
4%
6%
13%
22%
Placebo (N=57)
150mg Q4W (N=54)
600mg Q4W (N=53)
300mg Q2W (N=55)
600mg Q2W (N=54)
Placebo
Rocatinlimab

IMG-007's well tolerated profile may allow optimizing the dose regimens

1. Pyrexia and chills are common symptoms of cytokine releases due to cytotoxicity (Fajgenbaum, DC and June CH. N Engl J Med 2020;383:2255-2273). Rocatinlimab was engineered to enhance ADCC to induce T cell cytotoxicity thereby depleting T cells (Matsushita T. Korean J Hematol, 2011,46[3]:148-50 and. https://investors.amgen.com/static-files/04c3667d-c0e1-4f4b-a181-a99d275aa750 A Phase 1 Study of KHK4083 in Subjects with Atopic Dermatitis, Kyowa Kirin, December 3, 2018). Incidences of pyrexia and chills for rocatinlimab are based on Nakagawa H et al. J Dermatol Science 2020;99(2020):82–89. IMG-007 data is based on Shen Y et al. RAD annual conference 2024, Shen Y et al. EADV annual conference 2024, and Inmagene data on file.
Comparison of historical data; rocatinlimab data is not from the same study. The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made. Data for rocatinlimab is based on Nakagawa H et al. J Dermatol Sci 2020;99(2):82-89
2. Rocatinlimab data is based on Guttman-Yassky, E et al. Lancet 2023; 401:204-214.
POC: proof of concept

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IMG-007 Ph2a in atopic dermatitis: PK sustained well above EC90 for 24 weeks 1. EC90: The 90% maximal effective concentration for the inhibition of OX40/OX40L signaling is ~1.2 ug/mL based on in vitro assays. Inmagene data on file N numbers for Day 1, Day 8, wk2 pre-dose, wk2 post-dose, wk4 pre-dose, wk4 post-dose, wk 6, 8, 12, 16, 20 and 24 were 12, 12, 13, 13, 12, 10, 9, 9, 8, 6, 6, and 6, respectively. PK: pharmacokinetic EC90: 90% maximal effective concentration 3 IV doses @Q2W Drug concentration in the blood1 EC90 for inhibiting OX40/OX40Lsignaling1 With 3x 300 mg IV doses over 4 weeks, the mean serum drug concentration was maintained well above the EC90, concentration needed for OX40 target engagement in the blood, for 24 weeks The robust PK profile supports a potential for differentiated SC dose regimens in future late phase studies Exhibit 99.2

IMG-007 Ph2a in atopic dermatitis: rapid onset of clinical activity, maintained after the last dose at week 4 Percent (%) change from baseline in EASI score Percent (%) change from baseline in O-SCORAD score Percent (%) change from baseline in BSA score The above charts show Mean ± Standard Error N=13. Mixed-effect model with repeated measures (MMRM) was utilized for the analysis EASI: Eczema Area and Severity Index; EASI is a composite scoring system used in clinical trials to measure the extent (area) and severity of atopic eczema (dermatitis) SCORAD: SCORing Atopic Dermatitis; O-SCOARD: Objective SCOARD. SCORAD and O-SCORAD are composite scoring systems used in clinical trials to measure the extent and severity of atopic dermatitis BSA: Body Surface Area; BSA is a tool used in clinical trials to measure the extent of atopic dermatitis 0 1 2 4 6 8 12 16 20 24 0 1 2 4 6 8 12 16 20 24 0 1 2 4 6 8 12 16 20 24 Source: Inmagene data on file. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024 % change from baseline in EASI score % change from baseline in EASI score % change from baseline in EASI score Analysis time point (week) Analysis time point (week) Analysis time point (week) Exhibit 99.2

Exhibit 99.2

Comparison of rocatinlimab's historical POC data and IMG-007's Ph2a data[1]


% change from baseline in EASI score
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
3 IV doses @Q2W
0
2
4
6
10
14
18
22
Analysis Time Point (Week)
Rocatinlimab (10 mg/kg)
IMG-007 (~4 mg/kg)2

1. Rocatinlimab's historical AD proof-of-concept (POC) trial: Nakagawa H et al. J Dermatol Science 2020;99(2020):82–89. Comparison is made because the overall study design, the formulation (IV) and the dose regimen (3 doses Q2W over 4 weeks) evaluated in rocatinlimab's historical POC study and IMG-007 Phase 2a POC study are sufficiently similar for cross-study comparison. The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made. The above chart shows Mean ± Standard Deviation.
2. In IMG-007's AD Ph2a study, 300 mg flat dosing was used, which is equivalent to ~4 mg/kg based on an average patient body weight of 75 kg. Inmagene data on file. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024

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Exhibit 99.2

IMG-007 Ph2a in atopic dermatitis: durable activity based on EASI responder endpoints


Proportion of patients achieving EASI-75 and EASI-90
Proportion of patients achieving response (%)
60%
50%
40%
30%
20%
10%
0%
W0 W1 W2 W4 W6 W8 W12 W16 W20 W24
EASI-75
EASI-90
15%
31%
39%
39%
39%
54%
54%
46%
8%
8%
23%
23%
23%
31%
31%
31%
3 IV doses 300 mg Q2W

N=13; Patients who received rescue therapies were counted as "non-responders". Last observation carried forward (LOCF) imputation was used for missing data, except for missing data that arises following study discontinuation with reason 'lack of efficacy' (none in the study).
EASI-75: proportion of patients achieving ≥ 75% reduction from baseline in EASI
EASI-90: proportion of patients achieving ≥ 90% reduction from baseline in EASI

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CONFIDENTIAL

Exhibit 99.2

IMG-007 Ph2a in atopic dermatitis: Th1/2/17 biomarkers were reduced to healthy ranges

Th1 Serum Proteins (Mean ± SEM)


Fold change vs healthy subjects' median concentration
8
6
4
2
0
*
**
90th percentile of healthy subjects
Baseline
WK16
WK24

Th2 Serum Proteins (Mean ± SEM)


Fold change vs healthy subjects' median concentration
15
10
5
0
*
*
90th percentile of healthy subjects
Baseline
WK16
WK24

Th17 Serum Proteins (Mean ± SEM)


Fold change vs healthy subjects' median concentration
5
4
3
2
1
0
90th percentile of healthy subjects
Baseline
WK16
WK24

* $p<0.05$ ** $p<0.01$; Two-way ANOVA with Dunnett's multiple comparisons test; SEM: standard error of the mean
N numbers at baseline, wk16, and 24 were 13, 6 and 6, respectively.
Post-systemic rescue treatment results were censored from the analysis.
Olink Target48 panel was used for detection of serum proteins including those related to signaling of Th1 (IL27, CXCL9, IL1B, IL18, CXCL10, IFNG, CCL3, CXCL8, CCL4, CXCL11), Th2 (CCL2, CCL8, IL4, CCL11, IL13, CCL13, CCL19,CCL7. CCL17 by ELISA) and Th17 (CXCL12, IL17F, MMP12, IL17C, IL17A, CSF2).
Classification of Th1/2/17 cytokines/chemokines was primarily based on Pavel A B, Guttman-Yassky E, Allergy 2021;76(1): 314-325
Median and 90th percentile levels of each protein in healthy subjects' serum were derived from validation data of Olink Target48 Cytokine panel and kit information of Human CCL17/TARC Quantikine ELISA.
Th: T helper

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INMAGENE

Exhibit 99.2

IMG-007 Ph2a in atopic dermatitis: inhibition of Th1/2/17 serum markers


Th1
WK 1 4 16 24 1 4 16 24
0.0
-0.2
-0.4
-0.6
Log10 (FC vs Baseline)
Mean + SEM
CXCL8
IL1B
Th2
WK 1 4 16 24 1 4 16 24
0.0
-0.1
-0.2
-0.3
-0.4
Log10 (FC vs Baseline)
Mean + SEM
CCL17
CCL7
Th17
WK 1 4 16 24 1 4 16 24
0.0
-0.1
-0.2
-0.3
-0.4
Log10 (FC vs Baseline)
Mean + SEM
IL17F
MMP12

FC: fold change, Log10 (FC vs Baseline): Log10 transform of fold change vs baseline
Ns at baseline, wk 1, 4, 16, and 24 were 13, 12, 11, 6 and 6, respectively
Post-systemic rescue treatment results were censored from the analysis
ELISA assay for CCL17 and OLINK T48 panels were used for quantification of serum protein levels
Classification of Th1/2/17 cytokines/chemokines was primarily based on Pavel A B, Guttman-Yassky E, Allergy 2021;76(1): 314-325

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CONFIDENTIAL INMAGENE

IMG-007 subcutaneous formulation has been developed Inmagene has developed a subcutaneous formulation. SC formulation is expected to be used in Ph2b and later studies A SC/IV PK bridging study in healthy adults is expected to be completed in December 2024 The SC formulation is at a concentration of 150 mg/mL GMP manufacturing process has been validated Stability data support anticipated shelf life of 2 years at 2-8°C Could be readily developed into a commercialization format, such as pre-filled syringe or autoinjector SC: subcutaneous IV: intravenous GMP: Good Manufacturing Practices Exhibit 99.2

Exhibit 99.2

IMG-007 SC PK study (interim data): robust PK profile

Interim concentration-time profile[1] (single dose)

(Mean ±SD; semi-log scale)



100000
10000
1000
IMG-007 Conc (ng/mL)
0
2
4
6
8
10
12
14
16
18
20
Weeks
600 mg
150 mg
EC90 for inhibiting OX40/OX40L signaling[2]

- IMG-007's SC formulation showed a robust PK profile, similar to the IV formulation
- **A single 600 mg SC dose showed a long half-life, estimated to be ~34.7 days[3]**
- IMG-007 was well-tolerated with no reports of pyrexia or chills

1. Based on interim data (as of October 22, 2024) from a Phase 1 study in healthy adults. Final study results are pending. N=6 in each dose group
2. EC90: The 90% maximal effective concentration for the inhibition of OX40/OX40L signaling is ~1.2 ug/mL based on in vitro assays. Inmagene data on file.
3. IMG-007 SC half-life of approximately 34.7 days is estimated for a single SC dose of IMG-007 600 mg based on interim data from a Phase 1 study in healthy adults. Final study results are pending.

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CONFIDENTIAL INMAGENE

Exhibit 99.2

IMG-007 SC: long half-life enabling potential Q24W dosing[1]

	IMG-007 (Inmagene)	Rocatinlimab (Amgen)	Amlitelimab (Sanofi)
Half-life[2,3] (days)	34.7 (SC)	12.0 (SC)	20.3 (IV)

Compound	Company	Dosing Frequency Potential (Maintenance Therapy)
IMG-007	INMAGENE	Q24W[1]
Rocatinlimab	AMGEN	Q4W or Q8W[4]
Amlitelimab	sanofi	Q4W or Q12W[4]
DUPIXENT® (dupilumab)	sanofi / REGENERON	Q2W[4]

1. Q24W for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults (Shen Y et al. ACAAI annual conference 2023 and Inmagene data on file) and Phase 2a study in adult patients with moderate-to-severe AD (Shen Y et al. RAD annual conference 2024 and Shen Y et al. EADV annual conference 2024) and published data for rocatinlimab (Guttman-Yassky E, et al. Lancet. 2023;401[10372]:204-214) and amlitelimab (Weidinger S, et al. EADV annual conference 2023 and Weidinger S, et al. AAD annual conference 2024.)
2. Since SC formulation is intended for late-phase development, half-life data for the SC formulation, available for IMG-007 and rocatinlimab, are presented. Half-life data for amlitelimab SC is not available, therefore data from the IV PK study is presented. The data for rocatinlimab and IMG-007 are based on single-dose studies in healthy adults; half-life data for amlitelimab is based on a multiple dose study in healthy adults; showing mean half-life results for rocatinlimab 3 mg/kg SC (Furihata K et al. Clin Pharm Drug Dev 2021;10[8]:870-883), amlitelimab 4 mg/kg IV at baseline followed with 2 mg/kg at Weeks 4 and 8 (Sagari M et al 2022; Clin Pharmacol & Therapeutics 111[5]:1121-1132). IMG-007 SC half-life of approximately 34.7 days is estimated for a single SC dose of IMG-007 600 mg based on interim data (as of October 22, 2024) from a Phase 1 study in healthy adults. Final study results are pending.
3. Results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.
4. Dose frequencies in phase 3 maintenance trials for rocatinlimab and amlitelimab or dose frequency approved for DUPIXENT®.

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CONFIDENTIAL INMAGENE

Exhibit 99.2

IMG-007 atopic dermatitis Ph2b planned study design[1]


Screening Period
Period 1: Placebo-controlled Treatment
Period 2: Active Treatment
Follow-up Period
Randomization (1:1:1:1)
IMG-007 high dose
IMG-007 high dose
IMG-007 medium dose
IMG-007 medium dose
IMG-007 low dose
IMG-007 low dose
Placebo
IMG-007 high dose
Enter a separate long-term extension study or safety follow-up
W-5 Screening
W0 Baseline
W20
W52
W68

- **Study population:** Adult patients with moderate to severe atopic dermatitis who are candidates for systemic therapy (i.e., with or without prior systemic agents such as biologics, Jak inhibitors)
- **A monotherapy study:** Topical and systemic AD medications will be prohibited

★ Primary analysis

W: week
1. Tentative design, further refinement may be made

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CONFIDENTIAL INMAGENE

Exhibit 99.2

IMG-007 demonstrates a potential for a differentiated profile

Anti-OX40 and anti-OX40L mAbs are emerging broad-targeting biologics for AD[1,2]

	INMAGENE	AMGEN	sanofi
	IMG-007	Rocatinlimab	Amlitelimab
Target	OX40	OX40	OX40L
mAb isotype	IgG1	IgG1	IgG4
Ab engineering	N297A mutation	Defucosylation	Not known
ADCC (T cell depletion)	Silenced	Enhanced	Minimal

Comparison of clinical activity in AD patients[3]

	IMG-007 Phase 2a (N=13)	Rocatinlimab Phase 2b (N=52)	Amlitelimab Phase 2b (N=77)
Treatment period	4 weeks	18 weeks	24 weeks
Dose regimens	IV 300 mg Q2W	SC 300 mg Q2W	SC 500 mg loading+250 mg Q4W
% EASI reduction from baseline to week 16	76.8%	61.1%	61.5%
% Patients achieving EASI-75 @ week 16	54%	54%	40.3%

1. Nakagawa et al. Journal of Dermatological Science 99 (2020) 82–89;
2. Weidinger S et al. Br J Dermatol 2023;189:531–539.
3. Rocatinlimab data is based on Guttman-Yassky E, et al. Lancet. 2023;401(10372):204-214; Amlitelimab data is based on Weidinger S, et al. European Academy of Dermatology and Venereology (EADV) annual Congress 2023.

Results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.

24

CONFIDENTIAL INMAGENE

Exhibit 99.2

IMG-007 has a potential for a differentiated profile

	IMG-007 *vs.* rocatinlimab (Amgen)[1]	IMG-007 *vs.* amlitelimab (Sanofi) [1]
Clinical activity	▪ Ph2a data suggests IMG-007 could potentially drive greater clinical activity than rocatinlimab ▪ **Longer half-life** ▪ With fewer safety concerns, IMG-007 clinical activity could potentially be **improved via increased exposure**	▪ IMG-007 could potentially achieve **improved clinical activity with more robust target engagement** ▪ IMG-007 can block the OX40L by engaging the target **in both blood and tissues** vs. predominantly in tissues for amlitelimab
Safety & tolerability	▪ IMG-007: No pyrexia or chills, potentially due to ADCC silencing, observed to date[2] ▪ Rocatinlimab: Common occurrence of pyrexia and chills in clinical trials[3]	▪ No pyrexia or chills reported to date for IMG-007 (potentially due to ADCC silencing)[2] or amlitelimab (potentially due to IgG4 isotype)[4]
Convenience	▪ **Q24W[5] (IMG-007)** vs Q4W or Q8W (rocatinlimab)[6]	▪ **Q24W[5] (IMG-007)** vs Q4W or Q12W (amlitelimab)[6]

1. Results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.
2. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024, Shen Y et al. American College of Allergy Asthma and Immunology (ACAAI) annual conference 2023, and Inmagene data on file.
3. Furihata K et al. Clin Pharm Drug Dev 2021;10(8):870-883, Nakagawa H et al. J Dermatol Science 2020;99(2020):82–89, Guttman-Yassky E, et al. Lancet. 2023;401(10372):204-214
4. Weidinger S et al. EADV annual conference 2023, Weidinger S, et al. AAD annual conference 2024.
5. Q24W for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults (Shen Y et al. ACAAI annual conference 2023 and Inmagene data on file) and Phase 2a study in adult patients with moderate-to-severe AD (Shen Y et al. RAD annual conference 2024 and Shen Y et al. EADV annual conference 2024) and published data for rocatinlimab (Guttman-Yassky E, et al. Lancet. 2023;401[10372]:204-214) and amlitelimab (Weidinger S, et al. EADV annual conference 2023 and Weidinger S, et al. AAD annual conference 2024.)
6. Based on dose regimens for phase 3 maintenance trials.

25
CONFIDENTIAL INMAGENE

IMG-007 clinical development plan for atopic dermatitis Phase 1 (IV) in Healthy Adults Ph2b (SC) Dose Ranging in AD Interim EOS Primary Ph3 (SC) in AD Ph2a (IV) in AD Phase 1 (SC) in Healthy Adults PK/Safety EOS: End of study 2023 2024 2025+ 2022 2023 2024 2025 2026 2027 & + Exhibit 99.2

Exhibit 99.2